UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

The following information is furnished under Item 2.02 — Results of Operations and Financial Condition and Item 7.01 — Regulation FD Disclosure:

On October 15, 2014, American Express Company issued a press release regarding its financial results for the third quarter of 2014. A copy of such press release is attached to this report as Exhibit 99.1. In addition, American Express Company distributed a 2014 Third Quarter Earnings Supplement, which is attached to this report as Exhibit 99.2. Each exhibit is hereby incorporated herein by reference.

Exhibit	Description

99.1	Press Release, dated October 15, 2014, of American Express Company regarding its financial results for the third quarter of 2014.

99.2	2014 Third Quarter Earnings Supplement of American Express Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Carol V. Schwartz
Name:	Carol V. Schwartz
Title:	Secretary

Date: October 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 15, 2014, of American Express Company regarding its financial results for the third quarter of 2014.

99.2	2014 Third Quarter Earnings Supplement of American Express Company.